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                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) April 3, 1997




                        PUBLIX SUPER MARKETS, INC.
           ----------------------------------------------------
          (Exact Name of Registrant as Specified in Its Charter)




                                  Florida
               ---------------------------------------------
              (State or Other Jurisdiction of Incorporation)



          0-981                                        59-0324412
   ------------------------                  ---------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)



                       1936 George Jenkins Boulevard
                         Lakeland, Florida  33815
               --------------------------------------------
           (Address of Principal Executive Offices and Zip Code)

                              (941) 688-1188
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)









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Item 5.   Other Events.

      A purported class action was filed against the Company on April 3, 1997 in the Federal District Court for the Middle District of Florida, Tampa Division, Case No. 97-760-Civ-T-25E, by Lemuel Middleton and 15 other present or former employees of the Company, individually and on behalf of all other persons similarly situated. In their Complaint, the plaintiffs allege that the Company has and is currently engaged in a pattern and practice of race-based discriminatory treatment of black employees and applicants with respect to hiring, promotion, job assignment, conditions of employment, and other employment aspects, all in violation of federal and state law. The plaintiffs seek, among other relief, a certification of the suit as a class action, declaratory and injunctive relief, back pay, front pay, benefits and other compensatory damages, and punitive damages.

      The Company denies the allegations of the Complaint and intends to vigorously defend the action.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                           PUBLIX SUPER MARKETS, INC.



Dated: April 8, 1997   By: /s/ William H. Vass
                           -----------------------------------------
                           William H. Vass, Executive Vice President



































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